                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934



      Date of Report (Date of earliest event reported): November 24, 1999
                              (November 24, 1999)



                             DeVlieg-Bullard, Inc.
-------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


                  Delaware                                  0-18198               62-1270573
--------------------------------------------------       ---------------      --------------------
  (State or Other Jurisdiction of Incorporation)          (Commission           (I.R.S. Employer
                                                           File Number)        Identification No.)


     1900 Case Parkway South, Twinsburg, Ohio                                        44807
--------------------------------------------------                            --------------------
     (Address of Principal Executive Offices)                                      (Zip Code)

       Registrant's telephone number, including area code: (330) 963-0699


                                 Not Applicable
-------------------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.  OTHER EVENTS.

         On November 18, 1999, DeVlieg-Bullard, Inc. (the "Company") received a letter (attached as Exhibit 99.1 to this Report) from The CIT Group/Business Credit, Inc. notifying the Company that it had defaulted in certain of its obligations under the Post-Petition Loan and Security Agreement (the "Credit Agreement"), dated as of July 15, 1999, among the Company, The CIT Group/Business Credit, Inc., GMAC Commercial Credit LLC f/k/a BNY Factoring LLC and each other lender named therein. As a result, the lenders have notified the Company that all term loan obligations under the Credit Agreement will bear interest at a default rate equal to the prime rate announced by Chase Manhattan Bank plus 6% and all revolving loan obligations will bear interest at a default rate equal to the prime rate announced by Chase Manhattan Bank plus 5%. The lenders have notified the Company, however, that they are not terminating the Credit Agreement, accelerating obligations thereunder or exercising other rights and remedies at the current time.

         Effective as of November 1, 1999, Alan J. Konieczka was named as the Company's Vice President and Chief Operating Officer and W. James Lally was named as Vice President and Chief Financial Officer. Prior to joining the Company, Mr. Konieczka served as President of Klemp Corp. and Mr. Lally served as Corporate Controller of Klemp Corp. In addition, on November 22, 1999, Richard Sappenfield resigned as President of the Company. John Haggerty will continue to act as the Company's Chief Executive Officer.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         99.1 Letter dated November 18, 1999 from The CIT Group/Business Credit, Inc. to DeVlieg-Bullard, Inc.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               DEVLIEG-BULLARD, INC.



Date: November 24, 1999                        By: /s/ John Haggerty
                                                   ----------------------------
                                                       John Haggerty
                                                       Chief Executive Officer

                                 EXHIBIT INDEX

 NO.                                       EXHIBIT
-----             -----------------------------------------------------------
99.1              Letter dated November 18, 1999 from The CIT Group/Business
                  Credit, Inc. to DeVlieg-Bullard, Inc.